                                                                    EXHIBIT 99.1

IMC Home Equity Loan Trust 1996-4
Information Relating to the Collateral

                         Fixed Rate Home Equity Loans
  Preliminary characteristics of the Initial Home Equity Loans as of 10/1/96

  Total Outstanding Loan Balance:  $310 MM (approximate)
       Balloon (% of Total):        55.43%
       Level Pay (% of Total):      44.57%
  Average Loan Principal Balance:  $59,172          ($4,986 to $519,163)
  Weighted Average CLTV:             72.88%         (1.90% to 100.00%)
  % of Pool with LTVs > 85%:          6.01%
  Weighted Average Coupon:         11.977%          (8.000% to 22.000%)
  Weighted Average Remaining Term
    to Maturity (months):              210          (8 to 360)
  Weighted Average Seasoning
    (months):                            4          (0 to 124)
  Weighted Average Original
    Term (months):                     213          (36 to 360)

  Range of Original Terms:         Level Pay           Balloons
                              -----------------  -----------------
                               36 - 60:   0.22%   36 -  60:  0.69%
                               61 - 120:  1.74%   61 - 120:  0.08%
                              121 - 180: 15.05%  121 - 180  54.64%
                              181 - 240: 12.12%  181 - 240:  0.02%
                              241 - 300:  0.03%  241 - 300:  0.00%
                              301 - 360: 15.40%  301 - 360:  0.004%

  Lien Position:             1st Lien:  89.60%
                             2nd Lien:  10.40%
  Property Type:

               Single Family Detached:  89.95%
                   Two to Four Family:   5.05%
               Single Family Attached:   2.12%
               Condominium /Townhouse:   2.12%
                                Other:   0.76%
  Occupancy Status:
                       Owner Occupied:  92.67%
                   Non-Owner Occupied:   7.33%

  Geographic Distribution:                 NY:  11.66%  FL:  7.46%
  (states not listed individually          MD:   9.74%  OH:  5.56%
  account for less than 5.00% of the       MI:   7.95%
  Pool Balance)                            NJ:   7.83%



  Credit Quality:                           A:     41%
  (per IMC's guidelines)                    B:     29%

                                            C:     23%
                                            D:      7%

          The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement.

                                                                    BEAR STEARNS

IMC Home Equity Loan Trust 1996-4
Information Relating to the Certificates (page 1 of 3)

TRANSACTION SUMMARY (a), (b)

--------------------------------------------------------------------------------------------------------------------
                                               Estimated     Estimated    Estimated    Estimated
                                                  WAL        Modified     Principal    Principal       Expected
                  Approximate                 to Maturity    Duration      Lockout       Window         Ratings
  Certificate        Size         Coupon        (years)       (years)     (months)      (months)     (Moody's/S&P)
--------------------------------------------------------------------------------------------------------------------
Class A-1         $118,581,000     Fixed            0.90         0.85         none            21        Aaa/AAA (b)
Class A-2        $  38,688,000     Fixed            2.10         1.90           20            10        Aaa/AAA (b)
Class A-3        $  59,484,000     Fixed            3.20         2.79           29            20        Aaa/AAA (b)
Class A-4        $  50,802,000     Fixed            5.20         4.20           48            32        Aaa/AAA (b)
Class A-5        $  16,927,000     Fixed            7.40         5.49           79            20        Aaa/AAA (b)
Class A-6        $  25,518,000     Fixed           10.77         7.03           98            79        Aaa/AAA (b)
--------------------------------------------------------------------------------------------------------------------

Notes:   (a)      100% Prepayment Assumption: 4.0% CPR in month 1, and an
                  additional 1.909% per annum in each month thereafter until month 12. On and after month 12, 25% CPR.
         (b)      FSA surety bond.

Class A-1 (to maturity)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                        0%      12.5%      18.75%        25%      31.25%       37.5%
------------------------------------------------------------------------------------------------------------
Average Life (years)                         8.68       1.56        1.13       0.90        0.76        0.66
Modified Duration (years)                    6.01       1.42        1.05       0.85        0.72        0.63
First Principal Payment                  11/25/96   11/25/96    11/25/96   11/25/96    11/25/96    11/25/96
Last Principal Payment                    7/25/11    1/25/00     1/25/99    7/25/98     3/25/98     1/25/98
Principal Lockout (months)                   none       none        none       none        none        none
Principal Window (months)                     177         39          27         21          17          15
Illustrative Yield @ Par (30/360)          6.659%     6.421%      6.311%     6.209%      6.115%      6.027%
------------------------------------------------------------------------------------------------------------

Class A-2 (to maturity)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                        0%      12.5%      18.75%        25%      31.25%       37.5%

------------------------------------------------------------------------------------------------------------
Average Life (years)                        14.75       3.94        2.74       2.10        1.70        1.43
Modified Duration (years)                    9.14       3.36        2.43       1.90        1.56        1.32
First Principal Payment                   7/25/11    1/25/00     1/25/99    7/25/98     3/25/98     1/25/98
Last Principal Payment                    7/25/11    6/25/01     1/25/00    4/25/99    10/25/98     6/25/98
Principal Lockout (months)                    176         38          26         20          16          14
Principal Window (months)                       1         18          13         10           8           6
Illustrative Yield @ Par (30/360)          6.705%     6.621%      6.571%     6.520%      6.469%      6.418%
------------------------------------------------------------------------------------------------------------







                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IMC Home Equity Loan Trust 1996-4
Information Relating to the Certificates (page 2 of 3)

Class A-3 (to maturity)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                        0%      12.5%      18.75%        25%      31.25%       37.5%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        14.75       6.16        4.23       3.20        2.56        2.12
Modified Duration (years)                    9.04       4.86        3.56       2.79        2.28        1.91
First Principal Payment                   7/25/11    6/25/01     1/25/00    4/25/99    10/25/98     6/25/98
Last Principal Payment                    7/25/11    8/25/04     3/25/02   11/25/00     1/25/00     6/25/99
Principal Lockout (months)                    176         55          38         29          23          19
Principal Window (months)                       1         39          27         20          16          13
Illustrative Yield @ Par (30/360)          6.867%     6.824%      6.790%     6.755%      6.718%      6.680%
------------------------------------------------------------------------------------------------------------

Class A-4 (to maturity)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                        0%      12.5%      18.75%        25%      31.25%       37.5%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        15.20       9.96        6.92       5.20        4.11        3.37
Modified Duration (years)                    9.00       6.89        5.28       4.20        3.45        2.90
First Principal Payment                   7/25/11    8/25/04     3/25/02   11/25/00     1/25/00     6/25/99
Last Principal Payment                    9/25/14    5/25/09     8/25/05    6/25/03     1/25/02     1/25/01
Principal Lockout (months)                    176         93          64         48          38          31
Principal Window (months)                      39         58          42         32          25          20
Illustrative Yield @ Par (30/360)          7.194%     7.178%      7.157%     7.134%      7.109%      7.083%
------------------------------------------------------------------------------------------------------------

Class A-5 (to maturity)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                        0%      12.5%      18.75%        25%      31.25%       37.5%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        19.83      13.78        9.81       7.40        5.84        4.77
Modified Duration (years)                    9.96       8.30        6.71       5.49        4.57        3.87
First Principal Payment                   9/25/14    5/25/09     8/25/05    6/25/03     1/25/02     1/25/01
Last Principal Payment                    8/25/19    7/25/11     9/25/07    1/25/05     4/25/03     2/25/02

Principal Lockout (months)                    214        150         105         79          62          50
Principal Window (months)                      60         27          26         20          16          14
Illustrative Yield @ Par (30/360)          7.619%     7.609%      7.595%     7.578%      7.560%      7.540%
------------------------------------------------------------------------------------------------------------



                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

IMC Home Equity Loan Trust 1996-4
Information Relating to the Certificates (page 3 of 3)

Class A-6 (to maturity)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                        0%      12.5%      18.75%        25%      31.25%       37.5%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        26.55      15.51       13.37      10.77        8.60        7.01
Modified Duration (years)                   10.96       8.75        8.06       7.03        6.03        5.20
First Principal Payment                   8/25/19    7/25/11     9/25/07    1/25/05     4/25/03     2/25/02
Last Principal Payment                    3/25/26   12/25/18    10/25/13    7/25/11     4/25/10    11/25/07
Principal Lockout (months)                    273        176         130         98          77          63
Principal Window (months)                      80         90          74         79          85          70
Illustrative Yield @ Par (30/360)          7.778%     7.766%      7.761%     7.752%      7.740%      7.726%
------------------------------------------------------------------------------------------------------------

** Class A-5 (to 10% clean-up call)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                        0%        50%        75%       100%       125%       150%
Ramp to                                           0%      12.5%     18.75%        25%     31.25%      37.5%
------------------------------------------------------------------------------------------------------------
Average Life (years)                           19.64      13.73       9.75       7.35       5.80       4.74
Modified Duration (years)                       9.93       8.28       6.68       5.46       4.55       3.86
First Principal Payment                      9/25/14    5/25/09    8/25/05    6/25/03    1/25/02    1/25/01
Last Principal Payment                      12/25/17    4/25/11    3/25/07    8/25/04   12/25/02   11/25/01
Principal Lockout (months)                       214        150        105         79         62         50
Principal Window (months)                         40         24         20         15         12         11
Illustrative Yield @ Par (30/360)             7.619%     7.609%     7.595%     7.578%     7.559%     7.540%
------------------------------------------------------------------------------------------------------------

** Class A-6 (to 10% clean-up call)
------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                     0%        50%         75%       100%        125%        150%
Ramp to                                        0%      12.5%      18.75%        25%      31.25%       37.5%
------------------------------------------------------------------------------------------------------------
Average Life (years)                        21.17      14.50       10.42       7.84        6.17        5.09
Modified Duration (years)                   10.13       8.47        6.94       5.69        4.75        4.07
First Principal Payment                  12/25/17    4/25/11     3/25/07    8/25/04    12/25/02    11/25/01
Last Principal Payment                   12/25/17    4/25/11     3/25/07    8/25/04    12/25/02    11/25/01

Principal Lockout (months)                    253        173         124         93          73          60
Principal Window (months)                       1          1           1          1           1           1
Illustrative Yield @ Par (30/360)          7.774%     7.764%      7.751%     7.735%      7.717%      7.699%
------------------------------------------------------------------------------------------------------------




                                 BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.